August 10, 2005


Dear Valued Client,

At AmSouth, we value your relationship and appreciate the opportunity to serve your needs. For that reason, we want to inform you of an upcoming event that will affect your account.

Recently the AmSouth Funds Board of Trustees approved, subject to AmSouth Funds shareholder approval, the reorganization of the AmSouth Funds into either existing Pioneer Funds or new Pioneer Funds created specifically to receive the assets of the corresponding AmSouth Fund. Attached is a table setting out for each AmSouth Fund the corresponding Pioneer Fund with which a reorganization is proposed.

Your account currently has one or more AmSouth Funds as an investment. As account holder, you will soon receive a proxy statement/prospectus relating to the proposed reorganizations. Some of the fund fees disclosed in the proxy statement/prospectus may be paid to AmSouth Bank. Additionally, AmSouth may receive compensation from Pioneer that is not paid from the Pioneer Funds after the reorganizations. The proposed reorganizations will be voted on by AmSouth Fund shareholders at a meeting to be held on September 22, 2005. If you do not vote promptly, a proxy solicitor hired by AmSouth Bancorporation may contact you to take your vote over the phone.

If approved, the reorganizations are expected to become effective on or about September 26, 2005. Once approved, shares of the AmSouth Funds will be exchanged, dollar for dollar (based on net asset value), for comparable shares of the corresponding Pioneer Funds. After the reorganizations, the AmSouth Funds will cease operations.

QUALIFIED RETIREMENT PLANS

If you sponsor a qualified participant directed retirement plan, please be advised that participants may continue to purchase shares of the AmSouth Funds through the plan, until the close of business September 20, 2005, approximately three business days prior to the date of the reorganizations. After September 20th, no new purchases will be accepted.

Exchange orders received after the close of business on September 20th will be processed in the following manner. Upon the receipt of an exchange order, a redemption order will be placed with the relevant AmSouth Fund. The sales price will be the next net asset value determined after a redemption order is received. Exchanges will not be completed until approximately Monday, September 26th, when shares of the corresponding Pioneer Fund will be purchased, assuming the proposed reorganizations are approved by shareholders. PARTICIPANTS SHOULD BE ADVISED THAT THE REDEMPTION PROCEEDS OF SHARES EXCHANGED FOR SHARES OF AN AMSOUTH FUND WILL REMAIN UNINVESTED FROM THE DATE THE REDEMPTION ORDER IS EXECUTED UNTIL APPROXIMATELY MONDAY, SEPTEMBER 26TH. ADDITIONALLY, PARTICIPANTS SHOULD BE REMINDED THAT THEY MAY, OF COURSE, REQUEST AN ALTERNATIVE INVESTMENT, IN LIEU OF AN EXCHANGE DURING THIS PERIOD.

If the reorganizations are approved, the necessary participant voice response and Internet account information changes will be made. Enclosed is a sample notice regarding these matters that can be used with your plan participants. Participants should receive the notice as soon as possible.

ALL OTHER CLIENTS

For clients other than qualified participant directed retirement plans, the AmSouth Funds will continue to process redemptions, exchanges and purchases of Money Market Fund shares until the close of business on September 23rd. After

September 20th, no new purchases will be accepted by any AmSouth Fund other than the Money Market Funds.

Exchange orders received after the close of business on September 20th will be processed in the same manner for qualified retirement plans and other clients. However, exchanges into a Money Market Fund will be completed. Exchanges into any other AmSouth Fund will not be completed until approximately Monday, September 26th, when shares of the corresponding Pioneer Fund will be purchased. PLEASE NOTE THAT THE REDEMPTION PROCEEDS OF SHARES EXCHANGED FOR SHARES OF AN AMSOUTH FUND, OTHER THAN A MONEY MARKET FUND, WILL REMAIN UNINVESTED FROM THE DATE THE REDEMPTION ORDER IS EXECUTED UNTIL APPROXIMATELY MONDAY, SEPTEMBER 26TH. YOU MAY, OF COURSE, REQUEST A PAYOUT OF YOUR REDEMPTION PROCEEDS IN LIEU OF AN EXCHANGE DURING THIS PERIOD.

                         * * * * * * * * * * * * * * **

AmSouth Funds, its Board of Trustees, and AmSouth Bancorporation may be deemed to be participants with respect to the solicitation of proxies. INFORMATION ABOUT THEIR INTERESTS IN THE SOLICITATION, IF ANY, IS CONTAINED IN THE PROXY STATEMENT/PROSPECTUS THAT WILL BE MAILED TO YOU. WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATIONS. COPIES OF THE PROXY STATEMENT/PROSPECTUS AND DOCUMENTS FILED WITH THE SEC BY THE AMSOUTH FUNDS ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV AND FROM AMSOUTH FUNDS, 3435 STELZER ROAD, COLUMBUS, OHIO 43219 TELEPHONE (800) 451-8382.

DOCUMENTS FILED WITH THE SEC BY PIONEER ARE AVAILABLE FREE OF CHARGE ON THE SEC'S WEBSITE AND FROM PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC., 60 STATE STREET, BOSTON, MASSACHUSETTS 02109, TELEPHONE (800) 225-6292.

Pioneer   Fund   prospectuses   and  fund  sheets  are   available   on-line  at
www.pioneerfunds.com or from your AmSouth Client Service Officer.

Thank you for your attention to this matter, and for your relationship with AmSouth. If you have any questions, please contact your Client Service Officer.

Sincerely,



/s/ Kent Lytle
--------------
Kent Lytle

AMSOUTH/PIONEER FUNDS MAPPING DOCUMENT
--------------------------------------------------------------------------------
AmSouth Capital Growth Fund             Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Large Cap Fund                  Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Enhanced Market Fund            Pioneer Fund
--------------------------------------------------------------------------------
AmSouth Value Fund                      Pioneer Value Fund
--------------------------------------------------------------------------------
AmSouth Mid Cap Fund                    Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
AmSouth Small Cap Fund                  Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
AmSouth International Equity Fund       PIONEER INTERNATIONAL CORE EQUITY
                                        FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Select Equity Fund              PIONEER FOCUSED EQUITY FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Balanced Fund                   PIONEER CLASSIC BALANCED FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Strategic Aggressive Growth     Pioneer Ibbotson Aggressive
Portfolio                               Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth Portfolio      Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth and Income     Pioneer Ibbotson Moderate Allocation
Portfolio                               Fund
--------------------------------------------------------------------------------
AmSouth Strategic Moderate Growth &     Pioneer Ibbotson Moderate Allocation
Income Portfolio                        Fund
--------------------------------------------------------------------------------
AmSouth High Quality Bond Fund          Pioneer Bond Fund
--------------------------------------------------------------------------------
AmSouth Government Income Fund          PIONEER GOVERNMENT INCOME FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund          Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
AmSouth Treasury Reserve Money          PIONEER TREASURY RESERVES FUND (NEW)
Market Fund
--------------------------------------------------------------------------------
AmSouth Prime Money Market Fund         Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund    Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
AmSouth Institutional Prime             PIONEER INSTITUTIONAL MONEY MARKET
Obligations Money Market Fund           FUND (NEW)
--------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUNDS NOT SHOWN

Dear Valued Client,

At AmSouth Investment Services, Inc., we value your business and appreciate the opportunity to serve your investment needs. For that reason, we want to inform you of an upcoming event that will affect your investment holdings.

Recently the AmSouth Funds Board of Trustees approved, subject to shareholder approval, the reorganization of the AmSouth Funds into either existing Pioneer Funds or new Pioneer Funds created specifically to receive the assets of the corresponding AmSouth Fund. Attached is a table setting forth the corresponding Pioneer Fund for each AmSouth Fund for which a reorganization is proposed.

You currently hold one or more AmSouth Funds in your account. You will soon receive a proxy statement/prospectus relating to the proposed reorganizations. The proposed reorganizations will be voted on by AmSouth Fund shareholders at a meeting to be held on September 22, 2005. If you do not vote promptly, a proxy solicitor hired by AmSouth Bancorporation may contact you to take your vote over the phone.

If approved, the reorganizations are expected to become effective on or about September 26, 2005. Once approved, shares of the AmSouth Funds will be exchanged, dollar for dollar (based on net asset value), for comparable shares of the corresponding Pioneer Funds. After the reorganizations, the AmSouth Funds will cease operations.

New purchases of shares of the AmSouth Funds may be made until the close of business September 20, 2005, approximately three business days prior to the date of the proposed reorganization. After September 20th, no new purchases will be accepted by any AmSouth Fund other than the Money Market Funds. The AmSouth Funds will continue to process redemptions and exchanges for all AmSouth Funds and purchases of Money Market Fund shares until the close of business on September 23rd.

Exchange orders received after the close of business on September 20th will be processed in the following manner. Upon the receipt of an exchange order, a redemption order will be placed with the relevant AmSouth Fund. The sales price will be the next net asset value determined after a redemption order is received. Exchanges into a Money Market Fund will be completed. Exchanges into any other AmSouth Fund will not be completed until approximately Monday, September 26th, when shares of the corresponding Pioneer Fund will be purchased, assuming the proposed reorganizations are approved by shareholders. PLEASE NOTE THAT THE REDEMPTION PROCEEDS OF SHARES EXCHANGED FOR SHARES OF AN AMSOUTH FUND, OTHER THAN A MONEY MARKET FUND, WILL REMAIN UNINVESTED FROM THE DATE THE REDEMPTION ORDER IS EXECUTED UNTIL APPROXIMATELY MONDAY, SEPTEMBER 26TH. YOU MAY, OF COURSE, REQUEST A PAYOUT OF YOUR REDEMPTION PROCEEDS IN LIEU OF AN EXCHANGE DURING THIS PERIOD.

AmSouth Funds, its Board of Trustees, and AmSouth Bancorporation may be deemed to be participants with respect to the solicitation of proxies. INFORMATION ABOUT THEIR INTERESTS IN THE SOLICITATION, IF ANY, IS CONTAINED IN THE PROXY STATEMENT/PROSPECTUS THAT WILL BE MAILED TO YOU. WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATIONS. COPIES OF THE PROXY STATEMENT/PROSPECTUS AND DOCUMENTS FILED WITH THE SEC BY THE AMSOUTH FUNDS ARE AVAILABLE FREE OF

CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV AND FROM AMSOUTH FUNDS, 3435 STELZER ROAD, COLUMBUS, OHIO 43219 TELEPHONE (800) 451-8382.

Pioneer   Fund   prospectuses   and  fund  sheets  are   available   on-line  at
www.pioneerfunds.com   or  from  your  AmSouth  Investment   Services  Financial
Consultant.

Thank you for your attention to this matter, and for your relationship with AmSouth. If you have any questions, please contact your Financial Consultant at the number listed on your most recent statement.

Sincerely,

Tom Twitty

AMSOUTH/PIONEER FUNDS MAPPING DOCUMENT
--------------------------------------------------------------------------------
AmSouth Capital Growth Fund           Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Large Cap Fund                Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Enhanced Market Fund          Pioneer Fund
--------------------------------------------------------------------------------
AmSouth Value Fund                    Pioneer Value Fund
--------------------------------------------------------------------------------
AmSouth Mid Cap Fund                  Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
AmSouth Small Cap Fund                Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
AmSouth International Equity Fund     Pioneer International Core Equity
                                      Fund (new)
--------------------------------------------------------------------------------
AmSouth Select Equity Fund            Pioneer Focused Equity Fund (new)
--------------------------------------------------------------------------------
AmSouth Balanced Fund                 Pioneer Classic Balanced Fund (new)
--------------------------------------------------------------------------------
AmSouth Strategic Aggressive Growth   Pioneer Ibbotson Aggressive
Portfolio                             Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth and Income   Pioneer Ibbotson Moderate Allocation Fund
Portfolio
--------------------------------------------------------------------------------
AmSouth Strategic Moderate Growth &   Pioneer Ibbotson Moderate Allocation Fund
Income Portfolio
--------------------------------------------------------------------------------
AmSouth High Quality Bond Fund        Pioneer Bond Fund
--------------------------------------------------------------------------------
AmSouth Government Income Fund        Pioneer Government Income Fund (new)
--------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund        Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond   Pioneer Tax Free Income Fund
Fund
--------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund       Pioneer Florida Tax Free Income Fund (new)
--------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund     Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
AmSouth Treasury Reserve Money        Pioneer Treasury Reserves Fund (new)
Market Fund
--------------------------------------------------------------------------------
AmSouth Prime Money Market Fund       Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund  Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
AmSouth Institutional Prime           Pioneer Institutional Money Market
Obligations Money Market Fund         Fund (new)
--------------------------------------------------------------------------------

Dear Valued Client,

At AmSouth, we value your relationship and appreciate the opportunity to serve your investment needs. For that reason, we want to inform you of an upcoming event that will affect your investment holdings.

Recently the AmSouth Funds Board of Trustees approved, subject to shareholder approval, the reorganization of the AmSouth Funds into either existing Pioneer Funds or new Pioneer Funds created specifically to receive the assets of the corresponding AmSouth Fund. Attached is a table setting out for each AmSouth Fund the corresponding Pioneer Fund with which a reorganization is proposed.

You currently hold one or more AmSouth Funds in your account. You will soon receive a proxy statement/prospectus relating to the proposed reorganizations. The proposed reorganizations will be voted on by AmSouth Fund shareholders at a meeting to be held on September 22, 2005. If you do not vote promptly, a proxy solicitor hired by AmSouth Bancorporation may contact you to take your vote over the phone.

If approved, the reorganizations are expected to become effective on or about September 26, 2005. Once approved, shares of the AmSouth Funds will be exchanged, dollar for dollar (based on net asset value), for comparable shares of the corresponding Pioneer Funds. After the reorganizations, the AmSouth Funds will cease operations.

New purchases of shares of the AmSouth Funds may be made until the close of business September 20, 2005, approximately three business days prior to the date of the proposed reorganization. After September 20th, no new purchases will be accepted by any AmSouth Fund other than the Money Market Funds. The AmSouth Funds will continue to process redemptions and exchanges for all AmSouth Funds and purchases of Money Market Fund shares until the close of business on September 23rd.

Exchange orders received after the close of business on September 20th will be processed in the following manner. Upon the receipt of an exchange order, a redemption order will be placed with the relevant AmSouth Fund. The sales price will be the next net asset value determined after a redemption order is received. Exchanges into a Money Market Fund will be completed. Exchanges into any other AmSouth Fund will not be completed until approximately Monday, September 26th, when shares of the corresponding Pioneer Fund will be purchased, assuming the proposed reorganizations are approved by shareholders. PLEASE NOTE THAT THE REDEMPTION PROCEEDS OF SHARES EXCHANGED FOR SHARES OF AN AMSOUTH FUND, OTHER THAN A MONEY MARKET FUND, WILL REMAIN UNINVESTED FROM THE DATE THE REDEMPTION ORDER IS EXECUTED UNTIL APPROXIMATELY MONDAY, SEPTEMBER 26TH. YOU MAY, OF COURSE, REQUEST A PAYOUT OF YOUR REDEMPTION PROCEEDS IN LIEU OF AN EXCHANGE DURING THIS PERIOD.

AmSouth Funds, its Board of Trustees, and AmSouth Bancorporation may be deemed to be participants with respect to the solicitation of proxies. INFORMATION ABOUT THEIR INTERESTS IN THE SOLICITATION, IF ANY, IS CONTAINED IN THE PROXY STATEMENT/PROSPECTUS THAT WILL BE MAILED TO YOU. WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATIONS. COPIES OF THE PROXY STATEMENT/PROSPECTUS AND DOCUMENTS FILED WITH THE SEC BY THE AMSOUTH FUNDS ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV AND FROM AMSOUTH FUNDS, 3435 STELZER ROAD, COLUMBUS, OHIO 43219 TELEPHONE (800) 451-8382.

DOCUMENTS FILED WITH THE SEC BY PIONEER ARE AVAILABLE FREE OF CHARGE ON THE SEC'S WEBSITE AND FROM PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC., 60 STATE STREET, BOSTON, MASSACHUSETTS 02109, TELEPHONE (800) 225-6292.

Pioneer   Fund   prospectuses   and  fund  sheets  are   available   on-line  at
www.pioneerfunds.com or from your Trust Specialist.

Thank you for your attention to this matter, and for your relationship with AmSouth.. If you have any questions, please contact your Trust Specialist.

Sincerely,

Kent Lytle

AMSOUTH/PIONEER FUNDS MAPPING DOCUMENT
--------------------------------------------------------------------------------
AmSouth Capital Growth Fund           Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Large Cap Fund                Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
AmSouth Enhanced Market Fund          Pioneer Fund
--------------------------------------------------------------------------------
AmSouth Value Fund                    Pioneer Value Fund
--------------------------------------------------------------------------------
AmSouth Mid Cap Fund                  Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
AmSouth Small Cap Fund                Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
AmSouth International Equity Fund     PIONEER INTERNATIONAL CORE EQUITY
                                      FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Select Equity Fund            PIONEER FOCUSED EQUITY FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Balanced Fund                 PIONEER CLASSIC BALANCED FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Strategic Aggressive Growth   Pioneer Ibbotson Aggressive
Portfolio                             Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------
AmSouth Strategic Growth and Income   Pioneer Ibbotson Moderate Allocation Fund
Portfolio
--------------------------------------------------------------------------------
AmSouth Strategic Moderate Growth &   Pioneer Ibbotson Moderate Allocation Fund
Income Portfolio
--------------------------------------------------------------------------------
AmSouth High Quality Bond Fund        Pioneer Bond Fund
--------------------------------------------------------------------------------
AmSouth Government Income Fund        PIONEER GOVERNMENT INCOME FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund        Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond   Pioneer Tax Free Income Fund
Fund
--------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund       PIONEER FLORIDA TAX FREE INCOME FUND (NEW)
--------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund     Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
AmSouth Treasury Reserve Money        PIONEER TREASURY RESERVES FUND (NEW)
Market Fund
--------------------------------------------------------------------------------
AmSouth Prime Money Market Fund       Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund  Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
AmSouth Institutional Prime           PIONEER INSTITUTIONAL MONEY MARKET
Obligations Money Market Fund         FUND (NEW)
--------------------------------------------------------------------------------